EXHIBIT 23.1

                           Michael Johnson & Co., LLC

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 for Global Assets & Services, Inc., of our report dated March 26, 2002 relating to the December 31, 2001 financial statements of Global Assets & Services, Inc.



/s/Michael Johnson & Co., LLC
--------------------------------------
Michael Johnson & Co., LLC
Denver, Colorado
July 9, 2002